Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	340 Fremont Owners Association	California
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	API Town Center III (Borrower) GP LLC	Delaware
13	API Town Center III (Borrower) LP	Delaware
14	Archstone	Maryland
15	Archstone 101 West End Avenue GP LLC	Delaware
16	Archstone 101 West End Avenue LP	Delaware
17	Archstone 180 Montague GP LLC	Delaware
18	Archstone 180 Montague LP	Delaware
19	Archstone 5 Holdings LP	Delaware
20	Archstone 5 LLC	Delaware
21	Archstone 6 Holdings LP	Delaware
22	Archstone 6 LLC	Delaware
23	Archstone Alban Towers LLC	Delaware
24	Archstone Arlington Courthouse Plaza LLC	Delaware
25	Archstone Avenir GP LLC	Delaware
26	Archstone Avenir LP	Delaware
27	Archstone Camargue LLC	Delaware
28	Archstone Camargue Mezz LLC	Delaware
29	Archstone CCP LLC	Delaware
30	Archstone Columbia Crossing LLC	Delaware
31	Archstone Columbia Crossing Mezz LLC	Delaware
32	Archstone Communities LLC	Delaware
33	Archstone Concourse LLC	Delaware
34	Archstone Cronin's Landing LLC	Delaware
35	Archstone Crystal Place LLC	Delaware
36	Archstone Daggett Place LLC	Delaware
37	Archstone DC 3 Holdings LLC	Delaware
38	Archstone DC 5 Holdings LLC	Delaware
39	Archstone DC 6 Holdings LLC	Delaware
40	Archstone DC 7 Holdings LLC	Delaware
41	Archstone DC Holdings LLC	Delaware
42	Archstone DC Investments 3-I LP	Delaware
43	Archstone DC Investments 3-II LP	Delaware
44	Archstone DC Investments 5-I LP	Delaware
45	Archstone DC Investments 5-II LP	Delaware
46	Archstone DC Investments 6-I LP	Delaware
47	Archstone DC Investments 6-II LP	Delaware
48	Archstone DC Investments 7 LLC	Delaware

49	Archstone DC Master Holdings LLC	Delaware
50	Archstone DC Property Holdings LP	Delaware
51	Archstone Del Mar Heights GP LLC	Delaware
52	Archstone Del Mar Heights LP	Delaware
53	Archstone East 39th Street GP LLC	Delaware
54	Archstone East 39th Street Land LLC	Delaware
55	Archstone East 39th Street LP	Delaware
56	Archstone Gallery at Rosslyn LLC	Delaware
57	Archstone Gateway Place LLC	Delaware
58	Archstone HoldCo CM LLC	Delaware
59	Archstone Inc.	Maryland
60	Archstone Investments 7-I LP	Delaware
61	Archstone Investments 7-II LP	Delaware
62	Archstone Master Holdings GP LLC	Delaware
63	Archstone Master Holdings LLC	Delaware
64	Archstone Master Property Holdings GP, LLC	Delaware
65	Archstone Master Property Holdings LLC	Delaware
66	Archstone Multifamily Series I Trust	Maryland
67	Archstone Multifamily Series II LLC	Delaware
68	Archstone Multifamily Series III LLC	Delaware
69	Archstone Multifamily Series IV LLC	Delaware
70	Archstone Near Northeast LLC	Delaware
71	Archstone Northcreek LLC	Delaware
72	Archstone Oakwood Boston LLC	Delaware
73	Archstone Parallel Residual JV 2, LLC	Delaware
74	Archstone Parallel Residual JV, LLC	Delaware
75	Archstone Presidio View Member LLC	Delaware
76	Archstone Property Holdings GP LLC	Delaware
77	Archstone Property Holdings LLC	Delaware
78	Archstone Redmond Court LLC	Delaware
79	Archstone Residual JV, LLC	Delaware
80	Archstone Rincon Hill GP LLC	Delaware
81	Archstone Rincon Hill LP	Delaware
82	Archstone San Mateo Holdings LP	Delaware
83	Archstone Sausalito GP LLC	Delaware
84	Archstone Sausalito LP	Delaware
85	Archstone Smith Corporate Holdings LLC	Delaware
86	Archstone South Market GP LLC	Delaware
87	Archstone South Market LP	Delaware
88	Archstone South Market Mezz GP LLC	Delaware
89	Archstone South Market Mezz LP	Delaware
90	Archstone Tenside Member LLC	Delaware
91	Archstone Texas Land Holdings LLC	Delaware
92	Archstone Trademark JV, LLC	Delaware
93	Archstone Westchester at Old Town GP LLC	Delaware
94	Archstone Westchester at Old Town LP	Delaware
95	Archstone-Smith Unitholder Services LLC	Delaware
96	Arrington Place Condominium Association	Washington
97	Artery Northampton Limited Partnership	Maryland
98	ASN Bellevue LLC	Delaware
99	ASN Dupont Circle LLC	Delaware
100	ASN Fairchase LLC	Delaware

101	ASN Fairchase Mezz LLC	Delaware
102	ASN Foundry LLC	Delaware
103	ASN Kendall Square LLC	Delaware
104	ASN Key West LLC	Delaware
105	ASN Lake Mendota Investments LLC	Delaware
106	ASN Monument Park LLC	Delaware
107	ASN Murray Hill LLC	Delaware
108	ASN Northgate, LLC	Delaware
109	ASN Park Essex LLC	Delaware
110	ASN Quarry Hills LLC	Delaware
111	ASN Redmond Park LLC	Delaware
112	ASN San Mateo GP LLC	Delaware
113	ASN San Mateo Holdings GP LLC	Delaware
114	ASN San Mateo LP	Delaware
115	ASN Santa Clara GP LLC	Delaware
116	ASN Santa Clara LP	Delaware
117	ASN Santa Clara Mezz GP LLC	Delaware
118	ASN Santa Clara Mezz LP	Delaware
119	ASN Santa Monica GP LLC	Delaware
120	ASN Santa Monica LP	Delaware
121	ASN Santa Monica Mezz GP LLC	Delaware
122	ASN Santa Monica Mezz LP	Delaware
123	ASN Seattle LLC	Delaware
124	ASN Watertown LLC	Delaware
125	ASN Westmont LLC	Delaware
126	ASN Wisconsin Place (Residential) LLC	Delaware
127	ASN Wisconsin Place (Retail) LLC	Delaware
128	Azure Mission Bay Owners Association	California
129	BEL Residential Properties Trust	Maryland
130	BEL-EQR II Limited Partnership	Illinois
131	BEL-EQR II, L.L.C.	Delaware
132	Brookside Place Associates, L.P.	California
133	Brookside Place G.P. Corp.	Delaware
134	Canyon Creek Village Associates, L.P.	California
135	Canyon Creek Village G.P. Corp.	Delaware
136	Carrollwood Place Limited Partnership	Texas
137	Cedar Crest General Partnership	Illinois
138	Charles River Park "D" Company	Massachusetts
139	Cobblestone Village Community Rentals, L.P.	California
140	Cobblestone Village G.P. Corp.	Delaware
141	Country Club Associates Limited Partnership	Maryland
142	Country Oaks Associates, L.P.	California
143	Country Oaks G.P. Corp.	Delaware
144	Country Ridge General Partnership	Illinois
145	CRICO of Fountain Place Limited Partnership	Minnesota
146	CRICO of Ocean Walk Limited Partnership	Florida
147	Crowntree Lee Vista, L.L.C.	Delaware
148	CRP Service Company, L.L.C.	Delaware
149	CRSI SPV 103, Inc.	Delaware
150	CRSI SPV 30130, Inc.	Delaware
151	CRSI SPV 30150, Inc.	Delaware
152	CRSI SPV 30197, Inc.	Delaware

153	Deerfield Associates, L.P.	California
154	Deerfield G.P. Corp.	Delaware
155	Duxford Insurance Company, LLC	Vermont
156	Duxford LLC	Delaware
157	EC-Belle Arts, L.L.C.	Delaware
158	EC-Mission Verde, LLC	Delaware
159	EC-Mission Verde, LP	Delaware
160	Edgewater Community Rentals, L.P.	California
161	Edgewater G.P. Corp.	Delaware
162	E-Lodge Associates Limited Partnership	Illinois
163	EQR - Briarwood Limited Partnership	California
164	EQR (1999) Master Limited Liability Company	Delaware
165	EQR (1999) Towers LLC	Delaware
166	EQR Chase Knolls Lender LLC	Delaware
167	EQR Ironwood, L.L.C.	Delaware
168	EQR Marks A, L.L.C.	Delaware
169	EQR No. One Master Limited Partnership	Delaware
170	EQR No. Two Master Limited Partnership	Delaware
171	EQR/KB California RCI LLC	Delaware
172	EQR/Lincoln Fort Lewis Communities LLC	Delaware
173	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
174	EQR/Lincoln RCI Southeast LLC	Delaware
175	EQR-1250 Cherokee LLC	Delaware
176	EQR-12th & Massachusetts, LLC	Delaware
177	EQR-140 Riverside, LLC	Delaware
178	EQR-1500 Mass, LLC	Delaware
179	EQR-160 Riverside, LLC	Delaware
180	EQR-175 Kent Avenue A, LLC	Delaware
181	EQR-175 Kent Avenue B, LLC	Delaware
182	EQR-1776 Broadway LLC	Delaware
183	EQR-180 Riverside, LLC	Delaware
184	EQR-228 West 71st, LLC	Delaware
185	EQR-2300 Elliott, LLC	Delaware
186	EQR-2400 Residential, L.L.C.	Delaware
187	EQR-249 Third Street LLC	Delaware
188	EQR-2850 Kelvin GP LLC	Delaware
189	EQR-2850 Kelvin LP	Delaware
190	EQR-3 WPD Member LLC	Delaware
191	EQR-315 on A Apartments LLC	Delaware
192	EQR-320 Pine, LLC	Delaware
193	EQR-400 PAS, LLC	Delaware
194	EQR-401 Massachusetts, LLC	Delaware
195	EQR-41 West 86th, LLC	Delaware
196	EQR-4111 South Via Marina GP LLC	Delaware
197	EQR-4111 South Via Marina LP	Delaware
198	EQR-425 Massachusetts, LLC	Delaware
199	EQR-4th & Hill GP LLC	Delaware
200	EQR-4th & Hill LP	Delaware
201	EQR-50 West 77th, LLC	Delaware
202	EQR-600 Washington, L.L.C.	Delaware
203	EQR-680 Berendo GP LLC	Delaware
204	EQR-680 Berendo LP	Delaware

205	EQR-680 Berenedo A LP	Delaware
206	EQR-680 Berenedo GP A LLC	Delaware
207	EQR-688 Berendo GP LLC	Delaware
208	EQR-688 Berendo LP	Delaware
209	EQR-71 Broadway, LLC	Delaware
210	EQR-77 Park Avenue LLC	Delaware
211	EQR-9th & W Member LLC	Delaware
212	EQR-Academy Village Limited Partnership	Delaware
213	EQR-Academy Village SPE, L.L.C.	Delaware
214	EQR-Acapella Pasadena GP, LLC	Delaware
215	EQR-Acapella Pasadena Limited Partnership	Delaware
216	EQR-Acheson Commons, LLC	Delaware
217	EQR-Acquisitions GP, LLC	Delaware
218	EQR-Acquisitions, LP	Delaware
219	EQR-Acton Berkeley Limited Partnership	Delaware
220	EQR-Acton Berkeley, LLC	Delaware
221	EQR-Alameda Block 9 GP LLC	Delaware
222	EQR-Alameda Block 9 LP	Delaware
223	EQR-Alcyone Apartments, LLC	Delaware
224	EQR-Alexandria Orlando, L.L.C.	Delaware
225	EQR-Alexandria, L.L.C.	Delaware
226	EQR-Alloy Sunnyside Member LLC	Delaware
227	EQR-Apartment Holding Co., Inc.	New York
228	EQR-Apartment Holding LLC	Delaware
229	EQR-Arboretum, L.L.C.	Delaware
230	EQR-Arches Limited Partnership	Delaware
231	EQR-Arches, LLC	Delaware
232	EQR-Archstone TM Holder, LLC	Delaware
233	EQR-Arden Villas, L.L.C.	Delaware
234	EQR-ArtBHolder, L.L.C.	Delaware
235	EQR-ArtCapLoan, L.L.C.	Delaware
236	EQR-Artech Berkeley Limited Partnership	Delaware
237	EQR-Artisan on Second Limited Partnership	Delaware
238	EQR-Artisan on Second, LLC	Delaware
239	EQR-Avanti, L.L.C.	Delaware
240	EQR-Avanti, L.P.	Delaware
241	EQR-Azure Creek, LLC	Delaware
242	EQR-Back Bay Manor, LLC	Delaware
243	EQR-Barrington, L.L.C.	Delaware
244	EQR-Bay Hill Conversion, LLC	Delaware
245	EQR-Bay Hill, LP	Delaware
246	EQR-Beatrice, LLC	Delaware
247	EQR-Bella Vista California GP, LLC	Delaware
248	EQR-Bella Vista California, LP	Delaware
249	EQR-Bella Vista, LLC	Delaware
250	EQR-Bellagio, L.L.C.	Delaware
251	EQR-Belle Fontaine Limited Partnership	Delaware
252	EQR-Belle Fontaine, LLC	Delaware
253	EQR-Bellevue Meadow, LLC	Delaware
254	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
255	EQR-BILT Holding LLC	Delaware
256	EQR-Bond Partnership	Georgia

257	EQR-Bradley Park, L.L.C.	Delaware
258	EQR-Braintree, L.L.C.	Delaware
259	EQR-Breakwater Marina GP LLC	Delaware
260	EQR-Breakwater Marina LP	Delaware
261	EQR-Breton Hammocks Financing Limited Partnership	Illinois
262	EQR-Briarwood GP Limited Partnership	California
263	EQR-Briarwood GP, LLC	Delaware
264	EQR-Broadway Towers, LLC	Delaware
265	EQR-Broadway Towers, LP	Delaware
266	EQR-Brodie LLC	Delaware
267	EQR-Brookdale Village, L.L.C.	Delaware
268	EQR-C on Pico GP, LLC	Delaware
269	EQR-C on Pico, LP	Delaware
270	EQR-Camber Holding LLC	Delaware
271	EQR-Camellero Financing Limited Partnership	Illinois
272	EQR-Cape House I, LLC	Delaware
273	EQR-Cape House I, LP	Delaware
274	EQR-Cape House II, LLC	Delaware
275	EQR-Carmel Terrace Vistas, Inc.	Illinois
276	EQR-Cascade II, LLC	Delaware
277	EQR-Cascade, LLC	Delaware
278	EQR-Cedar Ridge GP, L.L.C.	Delaware
279	EQR-Cedar Ridge Limited Partnership	Illinois
280	EQR-Centennial Court, L.L.C.	Delaware
281	EQR-Centennial Tower, L.L.C.	Delaware
282	EQR-Chase, LLC	Delaware
283	EQR-Chelsea Square GP Limited Partnership	Washington
284	EQR-Chelsea Square Limited Partnership	Washington
285	EQR-Chelsea, LLC	Delaware
286	EQR-Chickasaw Crossing, Inc.	Illinois
287	EQR-Chickasaw Crossing, L.L.C.	Delaware
288	EQR-Chinatown Gateway LP	Delaware
289	EQR-Chinatown Gateway, L.L.C.	Delaware
290	EQR-Chloe LLC	Delaware
291	EQR-Church Corner, L.L.C.	Delaware
292	EQR-City Pointe Limited Partnership	Delaware
293	EQR-City Pointe, LLC	Delaware
294	EQR-Clarendon, LLC	Delaware
295	EQR-Cliffwalk, LLC	Delaware
296	EQR-Coachman Trails, L.L.C.	Delaware
297	EQR-Continental Villas Financing Limited Partnership	Illinois
298	EQR-Country Club Lakes, L.L.C.	Delaware
299	EQR-Cupertino GP LLC	Delaware
300	EQR-Cupertino LP	Delaware
301	EQR-Cypress Lake, L.L.C.	Delaware
302	EQR-Dalton LLC	Delaware
303	EQR-Dartmouth Woods General Partnership	Illinois
304	EQR-Deep Ellum GP LLC	Delaware
305	EQR-Deep Ellum LP	Delaware
306	EQR-Deerwood Vistas, Inc.	Illinois
307	EQR-Del Lago Vistas, Inc.	Illinois
308	EQR-Del Mar Ridge GP, LLC	Delaware

309	EQR-Del Mar Ridge, LP	Delaware
310	EQR-District Holding, LLC	Delaware
311	EQR-Doral Financing Limited Partnership	Illinois
312	EQR-Dulles, LLC	Delaware
313	EQR-Dupont Corcoran, LLC	Delaware
314	EQR-East 27th Street Apartments, LLC	Delaware
315	EQR-Edgemoor LLC	Delaware
316	EQR-Element, LLC	Delaware
317	EQR-Eleve GP, LLC	Delaware
318	EQR-Eleve, LP	Delaware
319	EQR-Elise Holding LLC	Delaware
320	EQR-Ellipse, LLC	Delaware
321	EQR-Emerald Park GP LLC	Delaware
322	EQR-Emerald Park LP	Delaware
323	EQR-Emerald Place Financing Limited Partnership	Illinois
324	EQR-Emeryville GP LLC	Delaware
325	EQR-Emeryville LP	Delaware
326	EQR-Encore Limited Partnership	Delaware
327	EQR-Encore, LLC	Delaware
328	EQR-Ennis Member LLC	Delaware
329	EQR-Enterprise Holdings, LLC	Delaware
330	EQR-EOI Financing Limited Partnership	Illinois
331	EQR-Essex Place Financing Limited Partnership	Illinois
332	EQR-EWR Holding, LP	Delaware
333	EQR-Exchange, LLC	Delaware
334	EQR-Eye Street, LLC	Delaware
335	EQR-Fairfax Corner, L.L.C.	Delaware
336	EQR-Fairfax Ridge LLC	Delaware
337	EQR-Fairfield Member LLC	Delaware
338	EQR-Fairfield, L.L.C.	Delaware
339	EQR-Fancap 2000A Limited Partnership	Illinois
340	EQR-Fancap 2000A, L.L.C.	Delaware
341	EQR-Fankey 2004 Limited Partnership	Illinois
342	EQR-Fankey 2004, L.L.C.	Delaware
343	EQR-Fanwell 2007 GP, LLC	Delaware
344	EQR-Fanwell 2007 Limited Partnership	Delaware
345	EQR-Fielders Crossing GP, L.L.C.	Delaware
346	EQR-Fielders Crossing Limited Partnership	Illinois
347	EQR-Fifth Wall LLC	Delaware
348	EQR-Fine Arts Berkeley Limited Partnership	Delaware
349	EQR-Fitzsimons LLC	Delaware
350	EQR-Flatlands, L.L.C.	Delaware
351	EQR-Flora GP LLC	Delaware
352	EQR-Flora LP	Delaware
353	EQR-Foundry Member, LLC	Delaware
354	EQR-Fremont GP LLC	Delaware
355	EQR-Fremont LP	Delaware
356	EQR-Fresca 2009 GP, LLC	Delaware
357	EQR-Fresca 2009 Limited Partnership	Delaware
358	EQR-FW Holding II LLC	Delaware
359	EQR-FW III ES Holding LLC	Delaware
360	EQR-FW III LS Holding LLC	Delaware

361	EQR-FWCT Holding LLC	Delaware
362	EQR-Gaia Berkeley Limited Partnership	Delaware
363	EQR-Gallery Apartments Limited Partnership	Illinois
364	EQR-Gallery, L.L.C.	Delaware
365	EQR-Gateway at Malden Center, LLC	Delaware
366	EQR-Georgian Woods, L.L.C.	Delaware
367	EQR-Girard LLC	Delaware
368	EQR-GLO Apartments Limited Partnership	Delaware
369	EQR-GLO Apartments, LLC	Delaware
370	EQR-GLO Low Income Limited Partnership	Delaware
371	EQR-Governor's Place Financing Limited Partnership	Illinois
372	EQR-Gowanus Development LLC	Delaware
373	EQR-Hampshire Place Conversion, LLC	Delaware
374	EQR-Hampshire Place, LP	Delaware
375	EQR-Harbor Steps Member, L.L.C.	Delaware
376	EQR-Harbor Steps, L.L.C.	Delaware
377	EQR-Heights on Capitol Hill LLC	Delaware
378	EQR-Heritage Ridge, L.L.C.	Delaware
379	EQR-Heritage Ridge, L.P.	Delaware
380	EQR-Herndon, L.L.C.	Delaware
381	EQR-HHC 1&2 GP, LLC	Delaware
382	EQR-HHC 1&2, LP	Delaware
383	EQR-Highlands, LLC	Delaware
384	EQR-Hikari Apartments, LP	California
385	EQR-Hikari GP, LLC	Delaware
386	EQR-Hikari Landlord, LP	California
387	EQR-Hikari Low-Income, LP	Delaware
388	EQR-Hillside II GP LLC	Delaware
389	EQR-Hillside II LP	Delaware
390	EQR-Hillside Limited Partnership	Delaware
391	EQR-Hillside, LLC	Delaware
392	EQR-Holding, LLC	Delaware
393	EQR-Holding, LLC2	Delaware
394	EQR-Hudson Crossing, LLC	Delaware
395	EQR-Hudson Pointe, L.L.C.	Delaware
396	EQR-Huxley GP LLC	Delaware
397	EQR-Huxley LP	Delaware
398	EQR-Hyattsville, LLC	Delaware
399	EQR-Ivory Wood, L.L.C.	Delaware
400	EQR-Joyce on Pentagon Row, LLC	Delaware
401	EQR-Juniper Sandy Springs LLC	Delaware
402	EQR-Kelvin Court, LLC	Delaware
403	EQR-Kenwood Mews GP LLC	Delaware
404	EQR-Kenwood Mews LP	Delaware
405	EQR-Kilby GP LLC	Delaware
406	EQR-Kilby LP	Delaware
407	EQR-La Terrazza at Colma Station GP, LLC	Delaware
408	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
409	EQR-Lane LLC	Delaware
410	EQR-Lawrence, L.L.C.	Delaware
411	EQR-Ledges LLC	Delaware
412	EQR-Legacy Holdings JV Member, LLC	Delaware

413	EQR-Lessen Holding LLC	Delaware
414	EQR-LEX A LP	Delaware
415	EQR-LEX B LP	Delaware
416	EQR-LEX C LP	Delaware
417	EQR-LEX D LP	Delaware
418	EQR-LEX GP A LLC	Delaware
419	EQR-LEX GP B LLC	Delaware
420	EQR-LEX GP C LLC	Delaware
421	EQR-LEX GP D LLC	Delaware
422	EQR-LEX GP LLC	Delaware
423	EQR-LEX LP	Delaware
424	EQR-Lexford Lender, L.L.C.	Delaware
425	EQR-Liberty Tower, LLC	Delaware
426	EQR-Lincoln Braintree, L.L.C.	Delaware
427	EQR-Lincoln Fairfax, L.L.C.	Delaware
428	EQR-Lincoln Laguna Clara L.P.	Delaware
429	EQR-Lincoln Santa Clara L.L.C.	Delaware
430	EQR-Lindley Limited Partnership	Delaware
431	EQR-Lindley, LLC	Delaware
432	EQR-Lodge (OK) GP Limited Partnership	Illinois
433	EQR-Lombard, L.L.C.	Delaware
434	EQR-Loudoun, L.L.C.	Delaware
435	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
436	EQR-Luna Upper Westside LLC	Delaware
437	EQR-Madison & Henry, L.L.C.	Delaware
438	EQR-Madison LLC	Delaware
439	EQR-Madox LLC	Delaware
440	EQR-Mantena, LLC	Delaware
441	EQR-Marina Bay, L.L.C.	Delaware
442	EQR-Marina Del Rey-I GP LLC	Delaware
443	EQR-Marina Del Rey-I Limited Partnership	Delaware
444	EQR-Marina Del Rey-II GP LLC	Delaware
445	EQR-Marina Del Rey-II Limited Partnership	Delaware
446	EQR-Mark on 8th LLC	Delaware
447	EQR-Market Street Landing, LLC	Delaware
448	EQR-Market Village Conversion, LLC	Delaware
449	EQR-Market Village, LP	Delaware
450	EQR-Melrose, LLC	Delaware
451	EQR-Melrose, LP	Delaware
452	EQR-MET CA Financing Limited Partnership	Illinois
453	EQR-Metro on First LLC	Delaware
454	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
455	EQR-Midnight Rodeo Member LLC	Delaware
456	EQR-Mill Creek, L.L.C.	Delaware
457	EQR-Millikan Avenue GP, LLC	Delaware
458	EQR-Millikan Avenue, LP	Delaware
459	EQR-Milo LLC	Delaware
460	EQR-Mission Bay Block 13 Limited Partnership	Delaware
461	EQR-Mission Bay Block 13, LLC	Delaware
462	EQR-Missouri, L.L.C.	Delaware
463	EQR-MLP 1, L.L.C.	Delaware
464	EQR-MLP 2, L.L.C.	Delaware

465	EQR-Moda, LLC	Delaware
466	EQR-Montclair Reserve, LLC	Delaware
467	EQR-Montclair, LLC	Delaware
468	EQR-Monte Viejo, L.L.C.	Delaware
469	EQR-Montierra GP LLC	Delaware
470	EQR-Montierra LP	Delaware
471	EQR-Mountain Park Ranch, LLC	Delaware
472	EQR-Mountain View GP LLC	Delaware
473	EQR-Mountain View LP	Delaware
474	EQR-MR McCaslin Riverhill, LLC	Texas
475	EQR-Navitas III LLC	Delaware
476	EQR-Navitas LLC	Delaware
477	EQR-NEW LLC	Delaware
478	EQR-NEW LLC3	Maryland
479	EQR-Next on Sixth GP LLC	Delaware
480	EQR-Next on Sixth LP	Delaware
481	EQR-North Ninth II LLC	Delaware
482	EQR-North Ninth LLC	Delaware
483	EQR-North Pier, L.L.C.	Delaware
484	EQR-Northpark Limited Partnership	Delaware
485	EQR-Northpark, LLC	Delaware
486	EQR-Notch LLC	Delaware
487	EQR-Notch Mezz LLC	Delaware
488	EQR-Oak Park Limited Partnership	Delaware
489	EQR-Old Town Lofts LLC	Delaware
490	EQR-Olivian at the Realm GP LLC	Delaware
491	EQR-Olivian at the Realm LP	Delaware
492	EQR-One Henry Adams GP LLC	Delaware
493	EQR-One Henry Adams LP	Delaware
494	EQR-Oregon, L.L.C.	Delaware
495	EQR-Osprey LLC	Delaware
496	EQR-Overlook Manor II, L.L.C.	Delaware
497	EQR-Pacific Place, LLC	Delaware
498	EQR-Pacific Place, LP	Delaware
499	EQR-Packard LLC	Delaware
500	EQR-Palm Harbor, L.L.C.	Delaware
501	EQR-Parallel Residual JV 2 Member, LLC	Delaware
502	EQR-Parc on Powell GP LLC	Delaware
503	EQR-Parc on Powell LP	Delaware
504	EQR-Parc Vue, L.L.C.	Delaware
505	EQR-Park Place I General Partnership	Illinois
506	EQR-Park Place II General Partnership	Illinois
507	EQR-Park West (CA) Vistas, Inc.	Illinois
508	EQR-Parkside Limited Partnership	Texas
509	EQR-Pearl LLC	Delaware
510	EQR-PEF GP LLC	Delaware
511	EQR-PEF Holding LP	Delaware
512	EQR-PEF LLC	Delaware
513	EQR-Pegasus Apartments, LP	Delaware
514	EQR-Pershing, LLC	Delaware
515	EQR-Plantation Financing Limited Partnership	Illinois
516	EQR-Playa Del Rey GP LLC	Delaware

517	EQR-Playa Del Rey LP	Delaware
518	EQR-Portland Center, L.L.C.	Delaware
519	EQR-Prado GP LLC	Delaware
520	EQR-Prado LP	Delaware
521	EQR-Prime, L.L.C.	Delaware
522	EQR-Prospect Towers Phase II LLC	Delaware
523	EQR-QRS Highline Oaks, Inc.	Illinois
524	EQR-Radius Uptown LLC	Delaware
525	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
526	EQR-Ranch at Fossil Creek, L.P.	Texas
527	EQR-REBA Holding LLC	Delaware
528	EQR-Redmond Way, LLC	Delaware
529	EQR-Regency Park, LLC	Delaware
530	EQR-Rehab Master GP, L.L.C.	Delaware
531	EQR-Rehab Master Limited Partnership	Delaware
532	EQR-Reserve at Burlington LLC	Delaware
533	EQR-Reserve at Eisenhower LLC	Delaware
534	EQR-Reserve Square Limited Partnership	Illinois
535	EQR-Residual JV Member, LLC	Delaware
536	EQR-Rianna, LLC	Delaware
537	EQR-RID SP, L.L.C.	Delaware
538	EQR-Ridgewood Village GP LLC	Delaware
539	EQR-Ridgewood Village LP	Delaware
540	EQR-Riva Terra I GP LLC	Delaware
541	EQR-Riva Terra I LP	Delaware
542	EQR-Riva Terra II GP LLC	Delaware
543	EQR-Riva Terra II LP	Delaware
544	EQR-River Park Limited Partnership	Illinois
545	EQR-Rivercrest Member LLC	Delaware
546	EQR-Riverpark, LLC	Delaware
547	EQR-Riverside Corp.	Delaware
548	EQR-Rivington LLC	Delaware
549	EQR-Sakura Apartments, LP	California
550	EQR-Sakura GP, LLC	Delaware
551	EQR-Sakura Landlord, LP	California
552	EQR-Sakura Low-Income, LP	Delaware
553	EQR-Saxton LLC	Delaware
554	EQR-Seattle Member LLC	Delaware
555	EQR-Second and Pine II, LLC	Delaware
556	EQR-Second and Pine, LLC	Delaware
557	EQR-Shadow Creek, L.L.C.	Delaware
558	EQR-Shady Grove, LLC	Delaware
559	EQR-Siena Terrace, LP	Delaware
560	EQR-SightPlan Holding LLC	Delaware
561	EQR-Silver Spring Gateway Residential, LLC	Delaware
562	EQR-Silver Spring Gateway, LLC	Delaware
563	EQR-Silver Spring Residential Associates, LLC	Delaware
564	EQR-Skyhouse South LLC	Delaware
565	EQR-Skylark Limited Partnership	Delaware
566	EQR-Skyline Towers Member, LLC	Delaware
567	EQR-Skyline Towers, L.L.C.	Delaware
568	EQR-Skyview GP, LLC	Delaware

569	EQR-Skyview, LP	Delaware
570	EQR-SLP II LLC	Delaware
571	EQR-SLP LLC	Delaware
572	EQR-Solana Beeler Park Member LLC	Delaware
573	EQR-Soma II GP LLC	Delaware
574	EQR-Soma II LP	Delaware
575	EQR-Sombra 2008 GP, LLC	Delaware
576	EQR-Sombra 2008 Limited Partnership	Delaware
577	EQR-South City Station GP LLC	Delaware
578	EQR-South City Station LP	Delaware
579	EQR-South Plainfield I, L.P.	Delaware
580	EQR-South Plainfield, L.L.C.	Delaware
581	EQR-Southwood GP Limited Partnership	California
582	EQR-Southwood Limited Partnership	California
583	EQR-Southwood LP I Limited Partnership	California
584	EQR-Southwood LP II Limited Partnership	California
585	EQR-Springline LLC	Delaware
586	EQR-Square One LLC	Delaware
587	EQR-Square One Member LLC	Delaware
588	EQR-St Johns GP LLC	Delaware
589	EQR-St Johns LP	Delaware
590	EQR-STOA GP LLC	Delaware
591	EQR-STOA LP	Delaware
592	EQR-Stonelake GP, L.L.C.	Delaware
593	EQR-Stonelake Limited Partnership	Illinois
594	EQR-Stonybrook, L.L.C.	Delaware
595	EQR-Summer Creek, L.L.C.	Delaware
596	EQR-Surrey Downs, LLC	Delaware
597	EQR-SWN Line Financing Limited Partnership	Illinois
598	EQR-Tallman, LLC	Delaware
599	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
600	EQR-Teresina Limited Partnership	Delaware
601	EQR-Teresina, LLC	Delaware
602	EQR-Terraces Limited Partnership	Delaware
603	EQR-Terraces, LLC	Delaware
604	EQR-The Carlyle, L.L.C.	Delaware
605	EQR-The Cleo GP LLC	Delaware
606	EQR-The Cleo LP	Delaware
607	EQR-The Hesby LLC	Delaware
608	EQR-The Hesby LP	Delaware
609	EQR-The Oaks GP LLC	Delaware
610	EQR-The Oaks LP	Delaware
611	EQR-The Palms, L.L.C.	Delaware
612	EQR-The Retreat, L.L.C.	Delaware
613	EQR-The Ridge, L.L.C.	Delaware
614	EQR-Theo LLC	Delaware
615	EQR-Third and Valley Urban Renewal LLC	New Jersey
616	EQR-Toscana Apartments, LP	Delaware
617	EQR-Touriel Berkeley Limited Partnership	Delaware
618	EQR-Town Square at Millbrook, LLC	Delaware
619	EQR-Townhouse Gardens, LLC	Delaware
620	EQR-Townhouse Gardens, LP	Delaware

621	EQR-Townhouse Plaza, LLC	Delaware
622	EQR-Townhouse Plaza, LP	Delaware
623	EQR-Troy LLC	Delaware
624	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
625	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
626	EQR-Uwajimaya Village, L.L.C.	Delaware
627	EQR-Valencia GP LLC	Delaware
628	EQR-Valencia Limited Partnership	Delaware
629	EQR-Valley Park South Financing Limited Partnership	Illinois
630	EQR-Vantage GP LLC	Delaware
631	EQR-Vantage LP	Delaware
632	EQR-Vantage Pointe Limited Partnership	Delaware
633	EQR-Vantage Pointe, LLC	Delaware
634	EQR-Veloce, LLC	Delaware
635	EQR-Venn at Main A LLC	Delaware
636	EQR-Venn at Main B LLC	Delaware
637	EQR-Venn at Main LLC	Delaware
638	EQR-Versailles Limited Partnership	Delaware
639	EQR-Versailles, LLC	Delaware
640	EQR-Victor, L.L.C.	Delaware
641	EQR-Victor, L.P.	Delaware
642	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
643	EQR-Villa Solana Vistas, Inc.	Illinois
644	EQR-Village at Lakewood, LLC	Delaware
645	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
646	EQR-Vintage I, L.P.	Delaware
647	EQR-Vintage II, L.L.C.	Delaware
648	EQR-Virginia Square LLC	Delaware
649	EQR-Virginia, L.L.C.	Delaware
650	EQR-Vista del Lago, LLC	Delaware
651	EQR-Vista Member, LLC	Delaware
652	EQR-Walden Park, LLC	Delaware
653	EQR-Warwick, L.L.C.	Delaware
654	EQR-Washington, L.L.C.	Delaware
655	EQR-Waterfall, L.L.C.	Delaware
656	EQR-Waterford Place, L.L.C.	Delaware
657	EQR-Watermarke I, LLC	Delaware
658	EQR-Watermarke II, LLC	Delaware
659	EQR-Waterside, L.L.C.	Delaware
660	EQR-Watson General Partnership	Illinois
661	EQR-Weaver GP LLC	Delaware
662	EQR-Weaver LP	Delaware
663	EQR-Wellfan 2008 GP, LLC	Delaware
664	EQR-Wellfan 2008 Limited Partnership	Delaware
665	EQR-Wellington Hill Financing Limited Partnership	Illinois
666	EQR-Wellington, L.L.C.	Delaware
667	EQR-West Coast Portfolio GP, LLC	Delaware
668	EQR-West Seattle, LLC	Delaware
669	EQR-Westerly GP LLC	Delaware
670	EQR-Westerly LP	Delaware
671	EQR-Westfield Village, L.L.C.	Delaware
672	EQR-Westgate Pasadena II, LP	Delaware

673	EQR-Westport, L.L.C.	Delaware
674	EQR-Westside GP LLC	Delaware
675	EQR-Westside LP	Delaware
676	EQR-Whisper Creek, L.L.C.	Delaware
677	EQR-Willard, LLC	Delaware
678	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
679	EQR-Woodland Park A Limited Partnership	Delaware
680	EQR-Woodland Park A, LLC	Delaware
681	EQR-Woodland Park B Limited Partnership	Delaware
682	EQR-Woodland Park B, LLC	Delaware
683	EQR-Woodland Park C Limited Partnership	Delaware
684	EQR-Woodland Park C, LLC	Delaware
685	EQR-Woodland Park Limited Partnership	Delaware
686	EQR-Woodland Park, LLC	Delaware
687	EQR-Woodleaf Apartments GP, LLC	Delaware
688	EQR-Woodleaf Apartments, LP	Delaware
689	EQR-Worldgate, LLC	Delaware
690	EQR-Yorktowne Financing Limited Partnership	Illinois
691	EQR-Zephyr LLC	Delaware
692	Equity Corporate Housing, Inc.	Ohio
693	Equity Marina Bay Phase II, L.L.C.	Delaware
694	Equity Residential Foundation	Illinois
695	Equity Residential Management, L.L.C.	Delaware
696	Equity Residential Properties Management Corp.	Delaware
697	Equity Residential Properties Management Corp. II	Delaware
698	Equity Residential Properties Management Corp. Protective Trust II	Delaware
699	Equity Residential REIT Services II, Inc.	Delaware
700	Equity Residential REIT Services Inc.	Delaware
701	Equity Residential Services II, LLC	Illinois
702	Equity Residential Services, L.L.C.	Delaware
703	Equity-Lodge Venture Limited Partnership	Illinois
704	Equity-Tasman Apartments LLC	Delaware
705	ERP Holding Co., Inc.	Delaware
706	ERP Operating Limited Partnership	Illinois
707	ERP-New England Program, L.L.C.	Delaware
708	ERP-QRS Arbors, Inc.	Illinois
709	ERP-QRS BS, Inc.	Illinois
710	ERP-QRS Cedar Ridge, Inc.	Illinois
711	ERP-QRS Country Club I, Inc.	Illinois
712	ERP-QRS Country Club II, Inc.	Illinois
713	ERP-QRS Country Ridge, Inc.	Illinois
714	ERP-QRS CPRT II, Inc.	Illinois
715	ERP-QRS Essex Place, Inc.	Illinois
716	ERP-QRS Fairfield, Inc.	Illinois
717	ERP-QRS Flatlands, Inc.	Illinois
718	ERP-QRS Georgian Woods Annex, Inc.	Illinois
719	ERP-QRS Glenlake Club, Inc.	Illinois
720	ERP-QRS Grove L.P., Inc.	Illinois
721	ERP-QRS Lincoln, Inc.	Delaware
722	ERP-QRS Lodge (OK), Inc.	Illinois
723	ERP-QRS Magnum, Inc.	Illinois
724	ERP-QRS MET CA, Inc.	Illinois

725	ERP-QRS Northampton I, Inc.	Illinois
726	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
727	ERP-QRS SWN Line, Inc.	Illinois
728	ERP-QRS Towne Centre III, Inc.	Illinois
729	ERP-QRS Towne Centre IV, Inc.	Illinois
730	ERP-Southeast Properties, L.L.C.	Georgia
731	ET 400 PAS, LLC	Delaware
732	Evans Withycombe Finance Partnership, L.P.	Delaware
733	Evans Withycombe Residential, L.P.	Delaware
734	Feather River Community Rentals, L.P.	California
735	Feather River G.P. Corp.	Delaware
736	Florida Partners G.P.	Illinois
737	Fort Lewis SPE, Inc.	Delaware
738	Geary Courtyard Associates	California
739	Georgian Woods Annex Associates	Maryland
740	Governor's Green I Trust	Delaware
741	Governor's Green II Trust	Delaware
742	Governor's Green III Trust	Delaware
743	GPT-929 House, LLC	Delaware
744	GPT-Abington Glen, LLC	Delaware
745	GPT-Abington Land, LLC	Delaware
746	GPT-Acton, LLC	Delaware
747	GPT-CC, LLC	Delaware
748	GPT-Cedar Glen, LLC	Delaware
749	GPT-CG, LLC	Delaware
750	GPT-Chestnut Glen, LLC	Delaware
751	GPT-Conway Court, LLC	Delaware
752	GPT-Glen Grove, LLC	Delaware
753	GPT-GOF II, LLC	Delaware
754	GPT-Gosnold Grove, LLC	Delaware
755	GPT-Heritage Green, LLC	Delaware
756	GPT-HG, LLC	Delaware
757	GPT-Highland Glen, LLC	Delaware
758	GPT-Jaclen Tower, LLC	Delaware
759	GPT-Longfellow Glen, LLC	Delaware
760	GPT-Nehoiden Glen, LLC	Delaware
761	GPT-Noonan Glen, LLC	Delaware
762	GPT-Norton Glen, LLC	Delaware
763	GPT-Old Mill Glen, LLC	Delaware
764	GPT-RG Amherst, LLC	Delaware
765	GPT-RG Fall River, LLC	Delaware
766	GPT-RG, LLC	Delaware
767	GPT-Rockingham Glen, LLC	Delaware
768	GPT-SHG, LLC	Delaware
769	GPT-Sturbridge, LLC	Delaware
770	GPT-Summer Hill Glen, LLC	Delaware
771	GPT-West Springfield, LLC	Delaware
772	GPT-Westfield, LLC	Delaware
773	GPT-Westwood Glen, LLC	Delaware
774	GPT-WG, LLC	Delaware
775	GPT-WILG, LLC	Delaware
776	GPT-Wilkens Glen, LLC	Delaware

777	GR-Cedar Glen, LP	Delaware
778	GR-Conway Court, L.P.	Delaware
779	Greentree Apartments Limited Partnership	Maryland
780	Greenwich Woods Associates Limited Partnership	Maryland
781	GR-Highland Glen, L.P.	Delaware
782	GR-Northeast Apartments Associates, LLC	Delaware
783	Grove Development LLC	Delaware
784	Grove Operating, L.P.	Delaware
785	GR-Rockingham Glen, L.P.	Delaware
786	GR-Summer Hill Glen, L.P.	Delaware
787	GR-Wilkens Glen, L.P.	Delaware
788	Guilford Company, Inc.	Alabama
789	HEW-RAD Realty Corp.	New York
790	Hidden Lake Associates, L.P.	California
791	Hidden Lake G.P. Corp.	Delaware
792	Hunter's Glen General Partnership	Illinois
793	Kelvin Court Limited Partnership	Delaware
794	Kingsport Apartments, L.L.C.	Virginia
795	Lakeview Community Rentals, L.P.	California
796	Lakeview G.P. Corp.	Delaware
797	Lakewood Community Rentals G.P. Corp.	Delaware
798	Lakewood Community Rentals, L.P.	California
799	Lantern Cove Associates, L.P.	California
800	Lantern Cove G.P. Corp.	Delaware
801	Lawrence Downtown Holdings, LLC	Delaware
802	Lawrence Street Borrower, LLC	Delaware
803	Lawrence Street Partners, LLC	Delaware
804	Legacy Holdings JV, LLC	Delaware
805	Lenox Place Limited Partnership	Texas
806	Lexford GP III, LLC	Florida
807	Lexford Guilford, Inc.	Ohio
808	Lexford Partners, L.L.C.	Ohio
809	Lexford Properties, L.P.	Ohio
810	Lincoln Maples Associates LLC	Delaware
811	Linear Park, Inc.	California
812	Lofts 590 LLC	Delaware
813	Longview Place, LLC	Delaware
814	Mission Verde Condominium Homeowners Association	California
815	ML North Carolina Apartments LP	Georgia
816	ML Tennessee Apartments LP	Georgia
817	Mozaic Loan Acquisition, LP	Delaware
818	Multifamily Portfolio LP Limited Partnership	Delaware
819	Multifamily Portfolio Partners, Inc.	Delaware
820	North Pier L.L.C.	Delaware
821	OEC Holdings LLC	Delaware
822	Old Redwoods LLC	Delaware
823	One Henry Adams Owners Association	California
824	PC21 Investments, Inc.	Delaware
825	Port Royale Holdings, LLC	Delaware
826	Potrero 1010 Owners Association	California
827	Prince George's Metro Apartments, LLC	Delaware
828	PSH Realty Corp.	New York

829	Purcel Woodward and Ames, L.L.C.	New York
830	QRS-Arboretum, Inc.	Illinois
831	QRS-ArtCapLoan, Inc.	Illinois
832	QRS-Bond, Inc.	Illinois
833	QRS-Codelle, Inc.	Illinois
834	QRS-Connor, Inc.	Illinois
835	QRS-Emerald Place GP, Inc.	Delaware
836	QRS-Employer, Inc.	Delaware
837	QRS-Fancap 2000A, Inc.	Illinois
838	QRS-Greentree I, Inc.	Illinois
839	QRS-LLC, Inc.	Illinois
840	QRS-Marks A, Inc.	Illinois
841	QRS-Marks B, Inc.	Illinois
842	QRS-RWE, Inc.	Texas
843	QRS-Scarborough, Inc.	Illinois
844	QRS-Siena Terrace, Inc.	Illinois
845	QRS-Summit Center, Inc.	Illinois
846	QRS-Towers at Portside, Inc.	Illinois
847	QRS-Warwick, Inc.	Illinois
848	QRS-Waterfall, Inc.	Illinois
849	Redwood Shores Owners Association	California
850	Residential Insurance Agency, LLC	Delaware
851	Riverpark Redmond Condominium Association	Washington
852	Rosehill Pointe General Partnership	Illinois
853	Schooner Bay I Associates, L.P.	California
854	Schooner Bay I G.P. Corp.	Delaware
855	Schooner Bay II Associates, L.P.	California
856	Schooner Bay II G.P. Corp.	Delaware
857	Second and Pine Owners Association	Washington
858	Second Country Club Associates Limited Partnership	Maryland
859	Second Georgian Woods Limited Partnership	Maryland
860	Sheffield Apartments, L.L.C.	Virginia
861	Smith Property Holdings 4411 Connecticut LLC	Delaware
862	Smith Property Holdings Alban Towers LLC	Delaware
863	Smith Property Holdings Columbia Road LP	Delaware
864	Smith Property Holdings Six (D.C.) LP	Delaware
865	Smith Property Holdings Three (D.C.) LP	Delaware
866	Smith Property Holdings Three LP	Delaware
867	Smith Property Holdings Van Ness LP	Delaware
868	Smith Property Holdings Water Park Towers LLC	Delaware
869	Smith Property Holdings Wilson LLC	Delaware
870	Smith Realty Company	Delaware
871	Songbird General Partnership	Illinois
872	South Shore Associates, L.P.	California
873	South Shore G.P. Corp.	Delaware
874	Sunny Oak Village General Partnership	Illinois
875	Tanglewood Apartments, L.L.C.	Virginia
876	The Cleo Homeowners' Association	California
877	The Crossings Associates	Florida
878	The Gates of Redmond, L.L.C.	Washington
879	The Landings Holding Company, L.L.C.	New Jersey
880	The Landings Urban Renewal Company, L.L.C.	New Jersey

881	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
882	Third Greentree Associates Limited Partnership	Maryland
883	Tierra Antigua G.P. Corp.	Delaware
884	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
885	Vinings Club at Metrowest Limited Partnership	Texas
886	Vista Montana Park Homes LLC	Delaware
887	Wadlington Investments General Partnership	Illinois
888	Wadlington, Inc.	Illinois
889	Waterfield Square Associates, L.P.	California
890	Waterfield Square I G.P. Corp.	Delaware
891	Waterfield Square II G.P. Corp.	Delaware
892	Watermarke Associates	California
893	Wellsford Warwick Corp.	Colorado
894	Westchester at Town Center (Borrower) GP LLC	Delaware
895	Westchester at Town Center (Borrower) LP	Delaware
896	Westchester at Town Center GP LLC	Delaware
897	Westchester at Town Center LP	Delaware
898	Western Hill Condominium Association	Washington
899	Westgate Pasadena Apartments GP, LLC	Delaware
900	Westgate Pasadena Apartments, L.P.	Delaware
901	Westgate Pasadena, LLC	Delaware
902	WHRP, Inc.	Maryland
903	Willow Brook Associates, L.P.	California
904	Willow Brook G.P. Corp.	Delaware
905	Willow Creek Community Rentals, L.P.	California
906	Willow Creek G.P. Corp.	Delaware
907	Wisconsin Place Residential LLC	Delaware
908	WNY Parkland Holdings, LLC	Delaware
909	Woodbine Properties	Missouri
910	Woolbright Place Master Association, Inc.	Florida
911	WP Project Developer LLC	Delaware